OLD MUTUAL ADVISOR FUNDS

Old Mutual Asset Allocation Conservative Portfolio

Old Mutual Asset Allocation Balanced Portfolio

Old Mutual Asset Allocation Moderate Growth Portfolio

Old Mutual Asset Allocation Growth Portfolio

Supplement dated October 4, 2006

to the Statement of Additional Information

dated May 30, 2006, as supplemented July 14, 2006 and September 11, 2006

This Supplement updates certain information contained in the currently effective Statement of Additional Information (“SAI”) of the funds named above (the “Funds”). The Funds are series funds of Old Mutual Advisor Funds (the “Trust”). You should retain your SAI and all current supplements for future reference. You may obtain an additional copy of the SAI, free of charge, by calling 1-888-744-5050 or via the Internet at www.oldmutualcapital.com.

Portfolio Managers

The table in the section of the SAI entitled “The Sub-Advisors - Heitman Real Estate Securities LLC – Other Accounts” is amended by replacing the table in its entirety with the following:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million
Timothy J. Pire	4 (0)	$565.7 ($0)	9 (0)	$768.9 ($0)	4,572 (2)	$2,163.2 ($93.1)

Larry S. Antonatos	4 (0)	$565.7 ($0)	9 (0)	$768.9 ($0)	4,572 (2)	$2,163.2 ($93.1)

Exchange Privileges

The section of the SAI entitled “Purchases, Redemptions, and Pricing of Shares - Exchange Privileges” is amended by adding the following sentence to the end of the section:

The minimum investment requirements, as set forth in the section entitled “Purchases, Redemptions, and Pricing of Shares – Minimum Investment,” also apply to exchanges.

Trustees and Officers

On September 29, 2006, the Board of Trustees of the Trust accepted the resignation of David J. Bullock as a trustee and officer of the Trust, and appointed Julian F. Sluyters as Trustee, President, and Principal Executive Officer of the Trust. All references to Mr. Bullock in the SAI are hereby removed.

The Interested Trustee and Advisory Trustee table in the “Trustees and Officers of the Trust” section of the SAI is amended by adding the following information to the table:

Name and Age	Position(s) Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Old Mutual Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Julian F. Sluyters ** (Age: 46)	Trustee, President, and Principal Executive Officer	Trustee, President, and Principal Executive Officer since 2006	President and Chief Operating Officer, Old Mutual Capital, Inc., since September 2006. President and Chief Executive Officer, Scudder family of funds, 2004 – December 2005. Managing Director, UBS Global Asset Management, and President and Chief Executive Officer, UBS Fund Services, 2001 – 2003.	10	None

*	Trustee of the Trust until such time as his or her successor is duly elected and appointed.

**           Mr. Sluyters is a Trustee who may be deemed to be an “interested person” of the Trust, as that term is defined in the 1940 Act, because he is an officer of the Advisor.

Distributor: Old Mutual Investment Partners, Member NASD, SIPC.

D-06-618 10/2006

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